Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Reverse Cap Weighted U.S. Large Cap ETF (RVRS)

March 23, 2021

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated January 31, 2021

The Board of Trustees of ETF Series Solutions has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Reverse Cap Weighted U.S. Large Cap ETF (the “Target Fund”), a series of ETF Series Solutions, into the Arrow Reverse Cap 500 ETF (the “Acquiring Fund”), a newly created series of Arrow Investments Trust with the same investment objective and investment strategies as the Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund.
The Reorganization will shift management responsibility from CSat Investment Advisory, L.P., doing business as Exponential ETFs (“Exponential ETFs”), to Arrow Investment Advisors, LLC (“Arrow”), the investment adviser to the Acquiring Fund. Arrow is an SEC-registered investment adviser formed in February 2006 that is dedicated to providing strategies that seek to enhance returns, mitigate risk, and target new opportunities for the ever-changing global market environment. Exponential ETFs recommended that the Target Fund be reorganized with and into the Acquiring Fund. Such recommendation was made in light of Exponential ETFs’ plans to wind-down its investment advisory business, its limited resources to market and distribute the Target Fund, and to enable the Target Fund to benefit from the experience and resources of Arrow and its affiliates.
Other than management responsibility, the primary characteristics of the Target Fund and the Acquiring Fund are materially the same. The Acquiring Fund’s investment objective, investment strategies, policies and risks are identical in all material respects to those of the Target Fund.
Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.
Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. If approved by the Target Fund’s shareholders, the Reorganization is expected to occur in May 2021.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.